Redwood Fund

John Hancock Funds II

Supplement dated March 17, 2014 to the current prospectus

The following information amends and restates the information relating to the investment management of the Redwood Fund (the “Fund”) a series of John Hancock Funds II, as set forth below.

Investment management

Investment advisor John Hancock Advisers, LLC

Subadvisor Robeco Investment Management, Inc.

Portfolio management

Todd C. Hawthorne

Portfolio Manager

Managed Fund since inception

Todd C. Hawthorne. Portfolio Manager. Mr. Hawthorne joined Robeco Investment Management, Inc. in March 2014. Prior to this, Mr. Hawthorne was a Director and Lead Portfolio Manager at Allianz Global Investors U.S. LLC (formerly, RCM Capital Management LLC) (2006-2014) and has been lead manager of the Fund since its inception in 2011.

You should read this Supplement in conjunction with the prospectus and retain it for your future reference.